UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 17, 2005

WATSCO, INC.

(Exact name of registrant as specified in its charter)

Florida	1-5581	59-0778222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Coconut Grove, Florida 33133

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (305) 714-4100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 17, 2005, the Company issued a press release reporting its financial results for the quarter and year ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated February 17, 2005 issued by Watsco, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: February 17, 2005	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 17, 2005 issued by Watsco, Inc.